UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On June 23, 2014, the Company and the Rights Agent, entered into Amendment No. 7 to the Rights Agreement (“Amendment No. 7”). Amendment No. 7 amends and restates the Rights Agreement in its entirety.

The Board of Directors adopted Amendment No. 7 to the Rights Agreement because (i) the Company and certain of its subsidiaries have net operating losses and certain other tax attributes (collectively, “NOLs”) which are valuable for United States federal income tax purposes, (ii) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) the Board of Directors expects the Amendment No. 7 will enable the Company to better preserve its ability to utilize such NOLs. The Company’s Board of Directors will periodically evaluate the Rights Agreement as amended and restated to determine whether it continues to be in the best interests of the Company and its shareholders.

The Rights will be evidenced by either the registration of shares of Company Common Stock on the stock transfer books of the Company or by Company Common Stock certificates until the next business day following the date of the first event causing a Flip-in Date (as defined below) to occur (the “Separation Time”). A “Flip-in Date” will occur on any Stock Acquisition Date (as defined below) or such later date and time as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred. A “Stock Acquisition Date” means the first date on which the Company announces that a person has become an Acquiring Person (as defined below), which announcement makes express reference to such status as an Acquiring Person, pursuant to Amendment No. 7. An “Acquiring Person” is any person who is or becomes the Beneficial Owner (as defined below) of 4.99% or more of the outstanding shares of Company Common Stock at any time after the first public announcement of Amendment No. 7; provided, however, that the term “Acquiring Person” shall not include (i) any person who is the Beneficial Owner of 4.99% or more of the outstanding shares of Company Common Stock at the time of the first public announcement of the adoption of Amendment No. 7 and who continuously thereafter is the Beneficial Owner of 4.99% or more of the outstanding shares of Company Common Stock, until such time thereafter as such person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Company Common Stock, (ii) any person who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Company Common Stock after the time of the first public announcement of Amendment No. 7 solely as a result of (A) an acquisition by the Company of shares of Company Common Stock, or (B) an acquisition directly from the Company in a transaction which duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person under Amendment No. 7, until, in each case, such time thereafter as such person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Company Common Stock while such person is or as a result of which such person becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Company Common Stock, (iii) any person who the Board of Directors determines, in its sole discretion, has inadvertently become the Beneficial Owner of 4.99% or more of the outstanding shares of

Company Common Stock, if such person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Director’s sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Company Common Stock (or securities convertible into, exchangeable into or exercisable for Company Common Stock) so that such person ceases to be the Beneficial Owner of 4.99% or more of the outstanding shares of Company Common Stock or (iv) any person determined by the Board of Directors to be an “Exempt Person” in accordance with Amendment No. 7 for so long as such person complies with any limitations or conditions required by the Board of Directors in making such determination. A person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities (i) which such person is considered to own under general federal income tax principles for purposes of Section 382 of the Code and the U.S. Treasury regulations promulgated thereunder, (ii) which such person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the U.S. Treasury regulations promulgated thereunder or (iii) which any other person Beneficially Owns, but only if such person and such other person are part of the same group of persons that, with respect to such security, are treated as one “entity” as defined under U.S. Treasury Regulation 1.382-3(a)(1).

Amendment No. 7 provides that, until the Separation Time, the Rights will be transferred with and only with the Company Common Stock, and will be evidenced by either the registration of the Company Common Stock on the stock transfer books of the Company or a Company Common Stock certificate. Following the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be delivered to holders of record of Company Common Stock at the Separation Time.

The Rights will not be exercisable until the Separation Time. On or after the Separation Time and prior to the Expiration Time (as defined below), each Right would initially entitle the holder to purchase, for $190 (the “Exercise Price”), one one-thousandth of a share of Preferred Stock. The Preferred Stock is designed so that each one one-thousandth of a share has economic and voting terms similar to those of one share of Company Common Stock.

The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision or a combination into a smaller number of shares of, Company Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Company Common Stock.

In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned on the Stock Acquisition Date or thereafter acquired by an Acquiring Person or any affiliate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of Amendment No. 7, that number of shares of Company Common Stock having an aggregate Market Price (as defined in Amendment No. 7) on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Company Common Stock, elect to exchange all (but not less than all) of the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate thereof, which Rights shall become void) for shares of Company Common Stock at an exchange ratio of one share of Company Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Board of Directors (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Company Common Stock equal to the Exchange Ratio.

Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Company Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-thousandth of a share of Preferred Stock for each share of Company Common Stock so issuable.

The Board of Directors may, at its option, at any time, upon reaching a determination that the risk of triggering an “ownership change” is sufficiently low that the Plan is no longer necessary to preserve the Company’s ability to utilize its NOLs, redeem all (but not less than all) of the then outstanding Rights at a price of $0.001 per Right (the “Redemption Price”), as provided in Amendment No. 7. Immediately upon the action of the Board of Directors electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities for each Right so held.

The Board of Directors may further amend the Rights Agreement, as amended and restated, at any time and in any manner as provided in Amendment No. 7.

The Rights will expire on the earliest of (i) the Exchange Time, (ii) the date on which the Rights are redeemed as described above, (iii) the close of business on September 1, 2014 and (iv) the time at which the Board of Directors determines, in its sole discretion that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes (in any such case, the “Expiration Time”).

The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

The foregoing description of Amendment No. 7 does not purport to be complete and is qualified in its entirety by the complete text of Amendment No. 7, a copy of which is filed as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

On June 23, 2014, Navistar International Corporation (the “Company”) entered into a Side Agreement (the “Icahn Side Agreement”), with Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. (collectively, the “Icahn Group”) in respect of the Company’s Settlement Agreement, dated October 5, 2012, as amended from time to time, with the Icahn Group (the “Icahn Settlement Agreement”). The Company also entered into a Side Agreement (the “MHR Side Agreement,” and, together with the Icahn Side Agreement, the “Side Agreements”) with Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP (collectively, the “MHR Group”) in respect of the Company’s Settlement Agreement, dated October 5, 2012, as amended from time to time, with the MHR Group (the “MHR Settlement Agreement,” and, together with the Icahn Settlement Agreement, the “Settlement Agreements”). The Side Agreements clarify certain understandings of the parties under the Settlement Agreements.

The foregoing descriptions of the Side Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Icahn Side Agreement and the MHR Side Agreement, respectively, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and are incorporated by reference herein.

Lastly, on June 24, 2014, the Company issued a press release announcing the adoption of Amendment No. 7 to the Rights Agreement. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Amendment No. 7 to the Rights Agreement, dated as of June 23, 2014, between Navistar International Corporation and Computershare Inc., successor-in-interest to Computershare Shareowner Services LLC, as rights agent.

10.1	Side Agreement, dated as of June 23, 2014, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.2	Side Agreement, dated as of June 23, 2014, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP.

99.1	Press Release of the Company, dated June 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

Date: June 24, 2014	By:	/s/ Curt A. Kramer
Name: Curt A. Kramer
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 7 to the Rights Agreement, dated as of June 23, 2014, between Navistar International Corporation and Computershare Inc., successor-in-interest to Computershare Shareowner Services LLC, as rights agent.

10.1	Side Agreement, dated as of June 23, 2014, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.2	Side Agreement, dated as of June 23, 2014, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP.

99.1	Press Release of the Company, dated June 24, 2014.